REVERSE MERGER (Tables)	12 Months Ended
Dec. 31, 2021
Reverse Merger
SCHEDULE OF BUSINESS ACQUISITION

The following table summarizes the consideration given for Altitude and the fair values of the assets and liabilities assumed at the acquisition date.

Consideration given:

Common stock shares given	$29,598,672
Total consideration given	$29,598,672

Fair value of identifiable assets acquired, and liabilities assumed:
Cash	$4,122
Prepaid expenses	39,208
Notes payable	(20,800)
Accounts payable and accrued expenses	(55,008)
Deferred revenue	(126,037)
Shareholder advance	(36,211)
UK Sporting Edge license	300,000
Total identifiable net liabilities	105,274
Goodwill	29,493,398
Total consideration	$29,598,672

SCHEDULE OF REVENUES AND EARNINGS OF BUSINESS COMBINATION

The information below represents the revenues and earnings of the combined entities as if the business combination had occurred on January 1, 2020:

	2021	2020
Revenues	$6,595,867	$5,525,596
Net loss	$(5,015,908)	$(433,834)